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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 4, 1998.


                        INTEGRATED HEALTH SERVICES, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                       001-12306                         23-2428312
(State or Other Jurisdiction of     (Commission File Number)    (I.R.S. Employer Identification No.)
         Incorporation)

                             10065 RED RUN BOULEVARD
                          OWINGS MILLS, MARYLAND 21117
                    (Address of Principal Executive Offices)

                                 (410) 998-8400
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

     In a press release dated March 4, 1998, Integrated Health Services, Inc. (the "Company") reported its revenues and operating results for the fourth quarter and year ended December 31, 1997. A copy of the press release and the Company's consolidated statement of earnings is included as Exhibit 99.01 hereto and incorporated by reference herein.


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         (c)      Exhibits.

                          Exhibit No.                            Document

                            99.01 Press Release dated March 4, 1998 and the Company's consolidated statement of earnings.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INTEGRATED HEALTH SERVICES, INC.

                                           By: /s/
                                               ________________________
                                           Name:    C. Taylor Pickett
                                           Title:   Executive Vice President and
                                                    Chief Financial Officer

Dated:  March 12, 1998


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                                  EXHIBIT INDEX

                                                           SEQUENTIALLY NUMBERED
  EXHIBIT NO.                       DOCUMENT                        PAGE
  -----------                       --------                        ----
    99.01                   Press Release dated March 4,              6
                            1998   and   the   Company's
                            consolidated   statement  of
                            earnings.